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                                 EXHIBIT 10.19

            SUBSCRIPTION DOCUMENT A [POOL 1 - CURRENT MEMBERS ONLY]
                          DAKOTA GROWERS PASTA COMPANY
                     A NORTH DAKOTA COOPERATIVE ASSOCIATION
                             SUBSCRIPTION AGREEMENT

[Name of subscriber]

[Address]

[Member no.]

[Current shares owned]

[Maximum Pool 1 Shares]

      NUMBER OF EQUITY SHARES THE SUBSCRIBER DESIRES TO PURCHASE IN POOL 1:

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
PLEASE COMPLETE AND MAIL OR                    DAKOTA GROWERS PASTA COMPANY
DELIVER WITH PAYMENT TO:                       ONE PASTA AVENUE, P.O. BOX 21
                                               CARRINGTON, ND 58421-0021
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    The undersigned hereby subscribes for and agrees to purchase that number of shares of Equity Stock of Dakota Growers Pasta Company (the "Company") listed above, at a price of $7.50 per Share.

    With the return of this completed Subscription Agreement, the undersigned must make full payment for all Equity Shares subscribed for in Pool 1. This completed Subscription Agreement and the accompanying payment must be received by the Company at its corporate offices on or before 5:00 P.M., January 6, 1999. Subscription Agreements and accompanying payments that are received by the Company after that date, but which are postmarked on or before January 6, 1999, will be deemed to be timely received. The undersigned hereby represents:

    1. The undersigned is a current member - shareholder and has authority to execute the Subscription Agreement on the behalf of the subscriber.

    2. The subscription is for the undersigned's own account and not for the purpose of redistribution of the stock to others.

    3. The subscriber is an agricultural producer, which includes tenants of land used for the production of agricultural products and lessors who receive as rent a part of the produce of such land.

    4. The undersigned has been provided a copy of the Company's Bylaws and Articles of Association and agrees to be bound by them in all respects and consents to include all qualified allocated patronage dividends and per unit retains (both cash and certificate) as income for income tax purposes.

    5. The subscriber agrees to comply with all present and future eligibility requirements for membership and to abide by rules and policies of uniform application as adopted by the Board of Directors.

    6. The subscriber acknowledges that a member may be expelled from membership in the Company should it be determined that such member is not qualified for membership as provided for in the Bylaws of the Company.
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    7.  The Prospectus dated November   , 1998, has been received and read in
       its entirety and the undersigned's decision to purchase Equity Stock is based solely on the information and representations contained therein. The undersigned recognizes that ownership of the securities involve various risk factors including those discussed in the Prospectus. This representation does not constitute a waiver of the undersigned's rights under the Securities Act of 1933.
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                               GROWERS AGREEMENT

    BY THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT, AND UPON ITS FULL OR PARTIAL ACCEPTANCE BY THE COMPANY, THE UNDERSIGNED ALSO AGREES TO CONTINUE TO BE BOUND IN ALL RESPECTS BY THE UNDERSIGNED'S PREVIOUSLY EXECUTED GROWERS AGREEMENT. SAID GROWERS AGREEMENT IS BY THIS REFERENCE INCORPORATED INTO THIS SUBSCRIPTION AGREEMENT AND MADE A PART HEREOF.
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                                    PAYMENT
 _________  Number of Equity Shares Subscribed in Pool 1
$_________  Amount of Enclosed

Make check payable to Dakota Growers Pasta Company.
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    This Subscription Agreement has been signed by the undersigned at
____________________________, ___________________________ on ____________, 199 .

(City/Town)                     (State)                      (Month and Day)

    INSTRUCTIONS: If the member consists of co-owners or joint owners, each should sign. If the member is a corporation, limited liability company, or other legal entity, an officer should sign and give his title. If the member is a partnership, the authorized partner should sign and give his title.

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
--------------------------------------------   --------------------------------------------
                 (Signature)                                      (Title)

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                 (Signature)                                      (Title)
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    ACCEPTANCE. The above Subscription Agreement for          Equity Shares is
accepted as of this   day of             , 1999.

                                        DAKOTA GROWERS PASTA COMPANY
                                        By _____________________________________
                                        Its ____________________________________